UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 N. Milwaukee Avenue Vernon Hills, Illinois		60061
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

5.0% Senior Notes due 2023

On March 3, 2015, CDW LLC (“CDW”) and CDW Finance Corporation (“CDW Finance,” and together with CDW, the “Co-Issuers”) completed the sale of $525,000,000 aggregate principal amount of 5.0% senior notes due 2023 (the “Notes”) at an issue price of 100% of the principal amount of the Notes in an offering registered under the Securities Act of 1933, as amended (the “Securities Act”). The Notes mature on September 1, 2023 and bear interest at a rate of 5.0% per annum, payable semi-annually on March 1 and September 1 of each year. Interest will accrue from March 3, 2015, and the first interest payment date will be September 1, 2015.

Underwriting Agreement

On February 26, 2015, the Co-Issuers entered into an underwriting agreement (the “Underwriting Agreement”) among the Co-Issuers, CDW Corporation (the “Company”), certain other guarantors named therein (the “Guarantors”) and the underwriters named therein (the “Underwriters”) in connection with the offer and sale of the Notes. The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Co-Issuers, the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities.

The offering was made pursuant to (i) an effective Registration Statement on Form S-3ASR (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2014 (File No. 333-199425), including a related base prospectus dated October 16, 2014, and (ii) a related prospectus supplement dated February 26, 2015 and filed with the SEC on March 2, 2015 pursuant to Rule 424(b)(5) under the Securities Act.

The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement. The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference and is to be incorporated in its entirety into the Registration Statement.

Indenture

The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of December 1, 2014, among the Co-Issuers, the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of March 3, 2015, among the Co-Issuers, the Company, the Guarantors and the Trustee (the “Supplemental Indenture,” and the Base Indenture as so supplemented, the “Indenture”).

The Co-Issuers may redeem the Notes, in whole or in part, at any time prior to March 1, 2018 at a redemption price equal to 100% of the principal amount of Notes redeemed, plus accrued and unpaid interest to the redemption date, plus the “make whole” premium, as described in the Indenture. The Co-Issuers may redeem the Notes, in whole or in part, at any time on or after March 1, 2018 at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to the redemption date, plus a premium declining over time as set forth in the Indenture. In addition, at any time prior to March 1, 2018, the Co-Issuers may redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 105.000% of the principal amount of Notes redeemed, plus accrued and unpaid interest to the redemption date, with the net cash proceeds that are raised in one or more equity offerings. If CDW experiences certain change of control events, Note holders may require it to repurchase all or part of their Notes at 101% of the principal amount of the Notes, plus accrued and unpaid interest to the repurchase date.

The Indenture contains covenants that, among other things, restrict the ability of CDW and the Guarantors to incur or guarantee additional non-guarantor indebtedness, or issue non-guarantor preferred stock; create liens on certain assets to secure debt; enter into sale and lease-back transactions; consolidate, merge, sell or otherwise dispose of all or substantially all assets; and designate subsidiaries as unrestricted subsidiaries. The Indenture also contains certain restrictions on the business activities, assets and liabilities of CDW Finance. These covenants are subject to a number of other limitations and exceptions set forth in the Indenture.

The Indenture also provides for customary events of default, including failure to pay any principal or interest when due; failure to comply with covenants; and cross-acceleration provisions. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the Trustee, acting at the written direction of the holders of at least 25% in aggregate principal amount of the then-outstanding Notes, may declare all of the Notes to be due and payable immediately.

The description of the Indenture and the Notes in this Current Report on Form 8-K is a summary and is qualified in its entirety by the complete text of the Indenture and the Notes. The Base Indenture, the Supplemental Indenture and a form of the Notes are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 2.04.           Triggering Events That Accelerate or Increase a Direct Financial Obligation under an Off-Balance Sheet Arrangement.

On March 3, 2015, the Co-Issuers called for redemption all of their outstanding $503.9 million aggregate principal amount of 8.5% senior notes due 2019 (the “Senior Notes”) at a redemption price of 104.250% of the principal amount redeemed, plus accrued and unpaid interest to, but not including, the date of redemption. The redemption date will be April 2, 2015.

A copy of the press release announcing the redemption of the Senior Notes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K is not an offer to buy, or a notice of redemption with respect to, the Senior Notes or any other securities.

Item 8.01.           Other Events.

In connection with the execution of the Underwriting Agreement, on February 26, 2015, the Company issued a press release announcing that the Co-Issuers priced the Notes in a registered offering. A copy of the press release announcing the pricing of the registered offering of the Notes is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 26, 2015, by and among the Co-Issuers, the Company, the Guarantors and the Underwriters.

4.1	Base Indenture, dated as of December 1, 2014, by and among the Co-Issuers, the Company, the Guarantors and the Trustee, previously filed as Exhibit 4.1 with the Company’s Current Report on Form 8-K filed on December 1, 2014.

4.2	Supplemental Indenture, dated as of March 3, 2015, by and among the Co-Issuers, the Company, the Guarantors and the Trustee.

4.3	Form of 5.0% Senior Note (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Kirkland & Ellis LLP.

5.2	Opinion of Foley & Lardner LLP.

12.1	Ratio of Earnings to Fixed Charges, previously filed as Exhibit 12.1 with the Company’s Annual Report on Form 10-K filed on February 26, 2015.

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1).

23.2	Consent of Foley & Lardner LLP (set forth in Exhibit 5.2).

99.1	Press release announcing the redemption of the Senior Notes, dated March 3, 2015.

99.2	Press release announcing pricing of the registered offering of the Notes, dated February 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: March 3, 2015	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 26, 2015, by and among the Co-Issuers, the Company, the Guarantors and the Underwriters.

4.1	Base Indenture, dated as of December 1, 2014, by and among the Co-Issuers, the Company, the Guarantors and the Trustee, previously filed as Exhibit 4.1 with the Company’s Current Report on Form 8-K filed on December 1, 2014.

4.2	Supplemental Indenture, dated as of March 3, 2015, by and among the Co-Issuers, the Company, the Guarantors and the Trustee.

4.3	Form of 5.0% Senior Note (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Kirkland & Ellis LLP.

5.2	Opinion of Foley & Lardner LLP.

12.1	Ratio of Earnings to Fixed Charges, previously filed as Exhibit 12.1 with the Company’s Annual Report on Form 10-K filed on February 26, 2015.

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1).

23.2	Consent of Foley & Lardner LLP (set forth in Exhibit 5.2).

99.1	Press release announcing the redemption of the Senior Notes, dated March 3, 2015.

99.2	Press release announcing pricing of the registered offering of the Notes, dated February 26, 2015.